Aegion Investor Update

August 2019

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on March 1, 2019, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this presentation are qualified by these cautionary statements.

About Non-GAAP Financial Measures

Aegion has presented certain information in this presentation excluding certain items that impacted income, expense and earnings per share. Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

References to adjusted results for the periods referenced herein exclude charges in the respective periods, if applicable, related to the Company's restructuring activities, goodwill and definite-lived intangible asset impairment, acquisition and divestiture-related activities, a change in accounting estimates, litigation or acquisition-related settlements, reversal of contingency reserves, credit facility amendment fees, reserves for disputed or long-dated accounts receivable and impacts related to the Tax Cuts and Jobs Act.

Aegion Is a Compelling Investment with Multiple Levers for Sustainable Long-Term Growth

AEGION

1. **Market leading positions** in all core businesses with **scale and vertical integration** driving significant competitive advantages and **margin expansion potential**
2. **Multi-year restructuring substantially complete** to simplify, de-risk and improve operating leverage, providing **clear focus on core businesses**
3. **Stable North America-focused growth profile** in less cyclical existing infrastructure markets with tailwinds from growing awareness of HS&E issues
4. **Technology investments driving differentiation,** with multiple new product offerings delivering upside over next 12 – 24 months
5. **Significant project funnel** for Middle East onshore and offshore development provides **earnings upside for 2020 & 2021**
6. **Strong balance sheet** with solid cash flows and liquidity to sustain **disciplined capital allocation philosophy**

Aegion Is a Compelling Investment with Multiple Levers for Sustainable Long-Term Growth

AEGION

1. **Market leading positions** in all core businesses with **scale and vertical integration** driving significant competitive advantages and **margin expansion potential**
2. **Multi-year restructuring substantially complete** to simplify, de-risk and improve operating leverage, providing **clear focus on core businesses**
3. **Stable North America-focused growth profile** in less cyclical existing infrastructure markets with tailwinds from growing awareness of HS&E issues
4. **Technology investments driving differentiation**, with multiple new product offerings delivering upside over next 12 – 24 months
5. **Significant project funnel** for Middle East onshore and offshore development provides **earnings upside for 2020 & 2021**
6. **Strong balance sheet** with solid cash flows and liquidity to sustain **disciplined capital allocation philosophy**

Aegion Offers Market-Leading Solutions for Keeping Infrastructure Worker Better, Safer and Longer

AEGION

INFRASTRUCTURE SOLUTIONS	CORROSION PROTECTION	ENERGY SERVICES
		
Primarily serves **MUNICIPAL WATER & WASTEWATER MARKETS** through trenchless pipe rehabilitation solutions	Primarily serves **MIDSTREAM OIL & GAS PIPELINE MARKETS** through corrosion prevention and management	Primarily serves **WEST COAST REFINERY MARKET** through industrial facility maintenance offerings
~40% NORTH AMERICA CIPP MARKET SHARE; VERTICALLY INTEGRATED PROVIDER OF MANUFACTURING THROUGH INSTALLATION	***~20% NORTH AMERICA CATHODIC PROTECTION MARKET SHARE; STRONG MIDDLE EAST POSITION FOR LININGS & ROBOTIC COATINGS***	***PROVIDING MAINTENANCE, TURNAROUND AND CONSTRUCTION SERVICES IN 15 OF 17 WEST COAST REFINERIES***

Insituform · MTC · Corrpro · Brinderson

Fibrwrap · Fyfe · United · Coating Services · AllSafe · Schultz · P2S ServTech

Underground Solutions

Source: Aegion internal analytics.

Aegion Is a Compelling Investment with Multiple Levers for Sustainable Long-Term Growth

AEGION

1. **Market leading positions** in all core businesses with **scale and vertical integration** driving significant competitive advantages and **margin expansion potential**
2. **Multi-year restructuring substantially complete** to simplify, de-risk and improve operating leverage, providing **clear focus on core businesses**
3. **Stable North America-focused growth profile** in less cyclical existing infrastructure markets with tailwinds from growing awareness of HS&E issues
4. **Technology investments driving differentiation**, with multiple new product offerings delivering upside over next 12 – 24 months
5. **Significant project funnel** for Middle East onshore and offshore development provides **earnings upside for 2020 & 2021**
6. **Strong balance sheet** with solid cash flows and liquidity to sustain **disciplined capital allocation philosophy**

Restructuring Actions Focus Aegion in Key Markets with a Stable Earnings Profile

AEGION

- ✔ Significantly streamlined company and organizational focus
- ✔ Converted North America Tyfo® offering to significantly more profitable operating model
- ✔ Reduced upstream exposure
- ✔ Converted to higher margin product sales in lieu of international contracting footprint
- ✔ Addressed North America cathodic protection underperformance
- ✔ Improved operating leverage through cost reductions



Return on Invested Capital
Earnings Stability
Cash Flow Generation
Business Unit Assessment Criteria
Market Risk
Operating Leverage
Operational Risk

Aegion Simplification since 2014 Results in a 50%+ Reduction in Reporting Units

AEGION

North America Upstream Exits

Rationale: Upstream businesses delivered periods of significant profitability, but oil & gas market collapse and project lumpiness led to exit decisions in order to de-risk the company and generate more predictable revenues.

Bayou Exits	Energy Services Exits
Bayou Louisiana	Bakersfield
Bayou Canada	Permian

Fyfe North America Contracting Exit

Rationale: Business consisted of high volume, low dollar projects in a fragmented market and lacked the scale to compete effectively. Aegion converted remaining business to higher margin third-party sales and engineered solutions model.

Non-Pressure Pipe Contracting for Tyfo® Fibrwrap®

*Exited upstream and Fyfe North America businesses generated **nearly $700 million in revenues** from 2014 – 2018 with **adjusted operating income of nearly $70 million** over the same timeframe, largely driven by successful execution of the Appomattox project.*

International Contracting Exits

Rationale: Businesses lacked the market potential, scale or operating leverage to deliver sustainable high margin earnings. Certain businesses also struggled with cash collections, FX risk and substantial cash repatriation costs.

Switzerland	South Africa (JV)
France	Corrpro Middle East
England/Wales	Portugal
Denmark	Hong Kong
Northern Ireland/Scotland	Singapore
Spain	Malaysia
Netherlands	India
Poland	Australia
Argentina	Japan
Mexico (JV)	Korea
Brazil	Morocco (JV)

*Exited international businesses generated **less than 10% of consolidated revenues** from 2014 – 2018 with **adjusted operating losses of more than $17 million** over the same timeframe.*

Note: See disclosure on slide 1 with respect to the use of adjusted (non-GAAP) financial measures.

Business Exits Should Deliver Significant Reduction in Quarterly Earnings Volatility

AEGION

Pro forma Adjusted EPS vs Target, excluding impacts from exited or to be exited entities, results in ***95%+ achievement*** *of targeted results in* ***12 of the last 14 quarters***

Adjusted EPS Comparison to Target

Red = Miss, Green = Meet/Beat, White = n/a

	2016 vs Target				2017 vs Target				2018 vs Target				2019 vs Target	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
International Contracting														
Insituform UK														
Environmental Techniques (Northern Ireland)														
Insituform Netherlands														
Insituform Denmark														
Insituform Spain														
Insituform Australia														
Insituform India														
Corrpro Middle East														
United Brazil/Argentina														
United Mexico														
United South Africa														
FX Exposure Impacts														
Fyfe North America Contracting														
Fyfe North America														
Upstream Exposure														
Energy Services														
Bayou														
Adjusted EPS Impact from Restructured Entities	(0.00)	(0.14)	(0.15)	(0.06)	(0.04)	0.16	(0.10)	(0.30)	(0.05)	(0.14)	(0.04)	0.04	(0.03)	(0.02)
Pro-Forma Adjusted EPS Variance to Target, ex-Restructured Entity Impact	0.10	0.06	0.02	(0.02)	0.02	(0.27)	(0.02)	0.15	0.03	(0.12)	(0.02)	(0.00)	0.01	0.08
Pro-Forma % Target Achievement	620%	121%	104%	97%	109%	40%	95%	142%	120%	80%	95%	98%	118%	125%

Note: See disclosure on slide 1 with respect to the use of adjusted (non-GAAP) financial measures.

De-Risked Earnings Profile to Match Market Dynamics and Reduce Earnings Volatility

- Solid growth in remaining core revenue base since 2014, despite shedding more than $300 million from exited businesses over the last five years
- Remaining revenue base significantly de-risked with **~85% of revenues** generated from **North America** and **existing infrastructure** and **less than 10% exposure to upstream markets**

Aegion Consolidated Revenues



$1.3B
Targeting
$1.2 - $1.3B
20%
Growth
in Remaining
Core Revenues;
4% CAGR
2014
2019P
Exited Fyfe North America Contracting
Exited Int'l Contracting Activities
Exited Upstream Exposure
Remaining Core Revenues

Aegion Revenue Mix



2014
Downstream 16%
Midstream 19%
Upstream 17%
Municipal Water & Wastewater & Other 48%
2019P
25% Downstream
Midstream 13%
Upstream 8%
Municipal Water & Wastewater & Other 53%

Significant reduction in more volatile North America upstream exposure

Aegion Is a Compelling Investment with Multiple Levers for Sustainable Long-Term Growth

AEGION

1. **Market leading positions** in all core businesses with **scale and vertical integration** driving significant competitive advantages and **margin expansion potential**
2. **Multi-year restructuring substantially complete** to simplify, de-risk and improve operating leverage, providing **clear focus on core businesses**
3. **Stable North America-focused growth profile** in less cyclical existing infrastructure markets with tailwinds from growing awareness of HS&E issues
4. **Technology investments driving differentiation**, with multiple new product offerings delivering upside over next 12 – 24 months
5. **Significant project funnel** for Middle East onshore and offshore development provides **earnings upside for 2020 & 2021**
6. **Strong balance sheet** with solid cash flows and liquidity to sustain **disciplined capital allocation philosophy**

Cornerstone North America CIPP Business Delivering Productivity Gains & Margin Expansion

AEGION

Q2'19 YTD YOY ADJUSTED GROSS MARGIN IMPROVEMENT

+200 bps

YTD YOY GROWTH IN INSTALLED FOOTAGE

+5%

REDUCTION IN CONTROLLABLE PRODUCTION MISSES YOY

33%

DRIVEN BY…

SITE READINESS MISSES

↓10%

PRODUCT/QUALITY MISSES

↓21%

EQUIPMENT AVAILABILITY MISSES

↓42%

- Improved workforce stability following crew expansions in 2018; Labor markets still tight
- Increased utilization
- Improved equipment availability and performance
- Controllable production misses YTD at less than 5%, a historical low for the business
- Maintaining solid market share in the 40% range
- Only vertically integrated provider of felting and felt coating, contributing to higher margin profile for business

Source: YTD data through 6/30/19. Adjusted gross margins for North America CIPP exclude restructuring-related charges and a project warranty accrual recorded in Q1'19 for remediation costs associated with a large-diameter CIPP wastewater project that was substantially completed in FY'17.

Corrpro Business a Premier External Corrosion Protection Provider in North America

AEGION

Corrpro delivers nearly two-thirds of Aegion's Corrosion Protection segment revenues through its cathodic protection offerings and enjoys a ~20% North American market share

Who We Are:

Corrpro is a collection of external corrosion protection services and products, delivered by a core group of field technicians and engineers

What We Are to the Market:

Customers view Corrpro as a premier North American external corrosion protection provider and the only firm with a national footprint

How We Execute:

Large geographic reach with over 300 technicians and engineers, leading with technical expertise, and designing engineered solutions to create opportunities for pull-through material and construction sales



Remote Monitoring CP
Electronic Data Delivery
Survey Data Delivery
Asset Integrity Management
AC Corrosion Risk Mgmt
Survey Traceability
Alignment with ILI Data
External Corrosion Monitoring & Protection
Inline Inspection Data (Inside Pipe)
Right of Way Monitoring
Asset Integrity Management
Valves / Stations Data
Hydrotest Data
Chemical Injection Data



Service Model Practices
Engineering
Pipeline Assessment
Waterworks
Coatings
Product Model Practices
Materials
Project Model Practices
Construction

Returning Corrpro to Historical Profitability Levels through Focus on Core Strengths

AEGION

Multiple North America initiatives executed or under way to drive margin and operating leverage improvements so Corrpro can deliver sustainable profit returns through all markets and seasonality

- Right-sized overhead structure to improve operating leverage
- Aligned P&Ls with management responsibility to drive accountability
- Drove pricing upside through established project and total gross margin targets by service line
- Moved to consistent standard costing system for estimating and project accounting
- Centralized large project engineering and estimating to drive standardization and utilization
- Moved to "day rates" rather than "lump sum" pricing on small projects to de-risk revenues
- Focus on not accepting uncontrollable project risk
- Completing supply chain analysis

YOY BACKLOG GROWTH
+24%

YOY U.S. PROJECT MARGIN IMPROVEMENT
+70 bps
DRIVING NORTH AMERICA PROJECT MARGINS TO NEARLY
30%

ANNUALIZED COST REDUCTIONS IDENTIFIED AND UNDER WAY
$6+ MILLION

Source: YTD statistics through 6/30/19 and are for North America businesses when not specified.

Aegion Is a Compelling Investment with Multiple Levers for Sustainable Long-Term Growth

AEGION

1. **Market leading positions** in all core businesses with **scale and vertical integration** driving significant competitive advantages and **margin expansion potential**
2. **Multi-year restructuring substantially complete** to simplify, de-risk and improve operating leverage, providing **clear focus on core businesses**
3. **Stable North America-focused growth profile** in less cyclical existing infrastructure markets with tailwinds from growing awareness of HS&E issues
4. **Technology investments driving differentiation**, with multiple new product offerings delivering upside over next 12 – 24 months
5. **Significant project funnel** for Middle East onshore and offshore development provides **earnings upside for 2020 & 2021**
6. **Strong balance sheet** with solid cash flows and liquidity to sustain **disciplined capital allocation philosophy**

Strengthening Core Offerings through Continued Investment in Innovation

Organic Investments Starting to Be Commercialized

- **UV Cure Felt Liner** *(Insituform)*
- **Mechanical Service Reinstatement** *(Insituform)*
- **Asset Integrity Management** *(Corrpro)*
- **Laser Weld Profiling Tool** *(Coating Services)*
- **Liquid Ring** *(Coating Services)*

Aegion Average Annual R&D Spending


2009 - 2015
2016 - 2018
2019+

Annual spending levels 2016 – 2018 have more than doubled the 2009 – 2015 timeframe. Further investment is targeted to drive technological differentiation in offerings.

- Reduced R&D investment stalled competitive innovation throughout Aegion during 2009 – 2015 timeframe where focus was more on diversification
- Increased investments in R&D since 2016 are starting to pay off and are expected to be accretive to financial results starting in 2020
- Continue successes through investment and utilization of:
  - ✓ 3rd-party labs
  - ✓ R&D incubators
  - ✓ University partnerships

Driving Technical Differentiation in Wastewater Rehabilitation with UV Cure Felt Liner Offering

AEGION

UV Cure Felt Liner offering combines the benefits of UV cure technology with Aegion's proven manufacturing capabilities

- 20 – 30% more cost effective than UV glass
- Reduced emissions and water usage
- Reduced project footprint
- Real-time cure monitoring during installation







~10% of wastewater CIPP market uses UV glass today

Estimated North America market size for UV glass installation

~$100 MILLION

Addressable target market for small-diameter installation

~$60 MILLION

Source: Aegion internal analytics.

Advancing Lateral Reinstatement Technology to Broaden Pressure Pipe Offerings

AEGION







- Ensuring a cost-effective, leak-free lateral seal has been the weak point in commercially available small-diameter pressure pipe trenchless rehabilitation for decades
- Aegion's lateral reinstatement technology represents a major advancement of the techniques used to reinstate services after lining with a mechanical seal, offering multiple benefits:

  - Increased accuracy
  - Productivity
  - Equipment Reliability
  - Maintain industry-leading quality

Targeting field testing on CIPP projects in Q3'19

Asset Integrity Management is a Vehicle to Expand Cathodic Protection Services with Top Customers

AEGION


LIVELINE™
REAL-TIME MONITORING
Keep in touch with mission-critical metrics.
LEARN MORE
FIELDLINE™
SURVEY DATA
Get field data and collection locations, updated daily.
LEARN MORE
CHARGELINE™
AC INTERFERENCE
Assess potential for AC interference on your pipeline.
LEARN MORE
TOTAL ASSET AWARENESS
Protect the integrity of your assets with Aegion's asset integrity apps. These focused web applications help you stay on top of asset status, make stronger decisions, plan more efficiently and stay responsive.

Our goal is to help customers optimize their pipeline integrity budget while complying with regulations that require data to be ***"traceable, verifiable and complete"***

- Partnering with midstream majors on development and enhancement of ScanLine™ close interval survey analytics tool; Commercializing through SaaS license fee structure rollout
- Installing 65 advanced data collection units in the field to feed LiveLine™ annual survey repository and analytics capabilities

Time is of the essence

Information we provide to our customers has a time sensitive value. The value is highest when they can use it to optimize current year spend for integrity budget.

Visually represent data

Evolve our data delivery to allow customers to work directly in a GIS-based system, rather than tabular data formats.

Value of integration

Customers want a digital platform that allows the integration of internal and external corrosion data to drive efficient identification of anomalies.

Drive action

Customers are on the clock to maximize their level of safe operations and regulatory compliance. Products like Scanline™ open new doors in making this happen.

Laser Weld Profiling Tool Provides Further Differentiation Offering in Coating Services

Tool analyzes and predicts weld 'coatability' and is intended to increase coating reliability



Select Scan
Remove Edges
Filter Noise
Centre Correction
Smooth Profiles
Mid Detection
Edges Detection
Tangents Detection
Review
Report Generation
Continue Detection
Selected Views
3D Tools
Exagerration
1
Filter Detection
3D Mid View
0
1004
227
mm
173.4
deg

- Currently piloting weld profiling tools with major Middle East operator on onshore project
- Clients have indicated desire to incorporate this technology into their specification
- Partnering with technology provider to accelerate development

New External Weld Coating Technology Opens Access to Larger Midstream Projects

AEGION

"Liquid Ring" is an automated coating ring that provides a reliable and cost-effective method for efficiently applying liquid epoxy coatings to cross-country midstream pipelines





Liquid Ring system, shown above, comes equipped with an advanced data control system, tracking mix ratios, flow rates and other quality metrics to ensure high quality coatings that are recordable and verifiable for client records.

- Up to 15x more productive than manual application methods
- Proprietary technology captures overspray, reducing the environmental impact
- Interactive controls provide real-time quality tracking

Source: Aegion internal analytics.

Aegion Is a Compelling Investment with Multiple Levers for Sustainable Long-Term Growth

AEGION

1. **Market leading positions** in all core businesses with **scale and vertical integration** driving significant competitive advantages and **margin expansion potential**
2. **Multi-year restructuring substantially complete** to simplify, de-risk and improve operating leverage, providing **clear focus on core businesses**
3. **Stable North America-focused growth profile** in less cyclical existing infrastructure markets with tailwinds from growing awareness of HS&E issues
4. **Technology investments driving differentiation**, with multiple new product offerings delivering upside over next 12 – 24 months
5. **Significant project funnel** for Middle East onshore and offshore development provides **earnings upside for 2020 & 2021**
6. **Strong balance sheet** with solid cash flows and liquidity to sustain **disciplined capital allocation philosophy**

Significant Pipeline of Middle East Opportunities for Industrial Linings & Coatings Businesses

- Aegion has been operating safely in the Middle East for more than a decade
- Saudi Aramco is committed to "Maintain Potential" programs, driving **$20 - $30 BILLION** of major development projects
- Aegion teams deliver highly mobile offerings with strong returns and low capital intensity

Coatings Strength

- ✓ Strong market position for application of robotic coatings offshore
- ✓ Multiple unit rate contracts for all major onshore EPC companies
- ✓ Successful completion of large 2018 coating projects bolster position in the region
- ✓ Pursuing further technology differentiation with laser weld profiling tools

Linings Strength

- ✓ Strong position in region based on a successful 10-year history with key customers
- ✓ Over 500 km of major pipeline replacements planned over next several years, specifying HDPE liner for internal protection
- ✓ Expanding offering with rotolining for fittings to offer more comprehensive solution



Source: Aegion internal analytics.

Aegion Is a Compelling Investment with Multiple Levers for Sustainable Long-Term Growth

AEGION

1. **Market leading positions** in all core businesses with **scale and vertical integration** driving significant competitive advantages and **margin expansion potential**

2. **Multi-year restructuring substantially complete** to simplify, de-risk and improve operating leverage, providing **clear focus on core businesses**

3. **Stable North America-focused growth profile** in less cyclical existing infrastructure markets with tailwinds from growing awareness of HS&E issues

4. **Technology investments driving differentiation**, with multiple new product offerings delivering upside over next 12 – 24 months

5. **Significant project funnel** for Middle East onshore and offshore development provides **earnings upside for 2020 & 2021**

6. **Strong balance sheet** with solid cash flows and liquidity to sustain **disciplined capital allocation philosophy**

Shift in Strategy over Last Five Years Demonstrated in More Balanced Capital Allocation Framework

AEGION

Improved operating cash flows and a more balanced approach over the last five years, following a period of M&A-focused spending early in the decade

M&A-Focused Capital Allocation
2009 – 2013
($ in millions)


Capex
$152
Share Buybacks
$40
Net Debt Reduction
$10
Acquisitions
$552
Total Operating
Cash Flows
$333

Balanced Capital Allocation
2014 – 2018
($ in millions)


Acquisitions
$122
Capex
$162
Net Debt Reduction
$82
Share Buybacks
$142
Total Operating
Cash Flows
$388

**Total operating cash flows 2014 – 2018 are net of more than $50M of cash restructuring charges*

Source: Aegion public filings.

Targeting Continued Discipline on Capital Allocation Framework

AEGION

Stable revenue based on existing North America infrastructure	Leading market positions & operations with size and scale	Innovating for future growth
Cost and productivity optimization	Upside with large projects	Strong balance sheet

Maximize Cash from Operations

Key Financial Priorities

Optimize Balance Sheet

Fund Organic Growth & Technological Innovation to Maintain Competitiveness

Excess Cash Flow

Allocation Plan for Excess Cash Flows

Select M&A to Position Core Businesses *(Products & Technologies)*	Maximize Stockholder Returns / Incremental Buybacks

2019 Capital Allocation Targets

Strong Cash Flows

Debt Repayment
Targeting leverage between 2.5x – 3.0x

Capital Spend
Expect 2019 capex of $25M - $30M

M&A
Targeting organic growth; Will employ disciplined approach to drive value

Share Repurchases
Approved for $32M in FY'19; Actuals based on market price

Aegion Investment Offers Multiple Growth Catalysts to Drive Long-Term Stockholder Value

AEGION

LONG-TERM FINANCIAL TARGETS

REVENUE GROWTH

Low- to Mid- Single Digit Growth in Core Markets

EPS GROWTH

Double-Digit Annual Growth Driven by Top-Line Increases and Margin Expansion

CASH FLOWS

Operating Cash Flows >2x Net Income
Free Cash Flows >1x Net Income

ROIC

Targeting Returns > Cost of Capital ~10% by End of 2021

1. *Margin improvement initiatives in stable-growth North America businesses*
2. *Renewed technology focus and differentiation*
3. *Significant Middle East development opportunities*
4. *Strong balance sheet to support investments with ability to flex based on market opportunities*

AEGION
Stronger. Safer. Infrastructure.

Aegion Investor Update

August 2019